UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/12

Item 1.  Reports to Stockholders.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Annual Report

March 31, 2012

Two Oaks Diversified Growth and Income Fund

April 24th, 2012

Dear Fellow Shareholders of Two Oaks Diversified Growth and Income Fund (the “Fund”),

It has been over six years since we took over the portfolio management of the Montecito Fund on November 1, 2005.  Last summer Jarrett and I had the opportunity to reorganize the Fund and own the Investment Advisor to the Fund – Two Oaks Investment Management, LLC.  At that time we renamed the Fund to its present name; Two Oaks Diversified Growth and Income Fund.  We wanted to show the partnership that we believe is so valuable, that is long lasting and strong enough to weather the inevitable storms and build into something substantial over time – so we chose to represent our company with Two Oaks.  The fund is diversified with a disciplined asset allocation between the three major investment categories of equities, fixed income and real estate / asset based securities.  So we felt it important to have the word Diversified in the title of the Fund.  While the rating agencies have chosen to categorize us as an asset allocation fund, we thought that the investing public is more interested in knowing that by investing in those asset categories we are attempting to return to shareholders a competitive rate of return that is comprised of Growth and Income.  Hence, the name of the reorganized Fund is now Two Oaks Diversified Growth and Income Fund.

The Fund we inherited started operations on April 15, 2002 and so now has a publishable 10 year track record even though the current management and investment disciplines have been in place since November 1, 2005 when the net asset value of the fund was $10.09 per share.  There have been $2.5319 in distributions since November 1, 2005 and the Net Asset Value per share was $10.93 as of March 31, 2012.  This has resulted in a total positive return of $3.3733 per share over the just completed 6 years plus of our direction of the portfolio.  As of the end of March the portfolio was invested 58.37% in equities, 23.74% in Real Estate and Asset Based related securities, 16.94% in Fixed Income and held 0.95% in Cash.  The benchmark selected for our Fund that has been selected is a blend of 60% the Standard and Poor’s 500 and 40% the Barclay’s Aggregate Bond Index.  From November 1, 2005 until March 31, 2012 that index showed a cumulative rate of return of 41.43% and an Average Annual Return of 5.00%. During that same time frame our fund at Net Asset Value showed a cumulative rate of return of 39.02% and an Average Annual Return of 3.61%.

The last year was a good one for the economy as it showed continuing signs of a slow recovery.  The markets recently have completed two amazingly positive quarters of performance that have helped to bring the last year’s performance back into positive territory.  We are pleased to report that as of the writing of this letter, Lipper rankings have been released that show our Fund is ranked at the highest level for total return and consistent return over the past 3 and 5 year periods.  While these rankings are nice, our true joy revolves around delivering results to our shareholders.

0746-NLD-5/15/2012

For the fiscal year ended March 31st, 2012 our Fund was up between appreciation and dividends 5.47% but the year was anything but a smooth and steady ride.  With volatility at all time highs and swings of 400 points a day happening in the second half of 2011, a significant decline in the markets into October, and then a recovery to end the year on a positive note – it reminded us of an “E” ticket ride at Disneyland – a rollercoaster ride up and down and returning to basically where you started.  2011 saw events such as the Japanese tsunami and the Thailand flooding unmasking the fragile nature of the worldwide supply chain and causing slower earnings growth in some of the technology sectors.   We witnessed an up-close and personal view of the dysfunctional US Government in paralysis and unable to deal with our nations ever increasing debt levels resulting in the loss of our Triple A credit rating.  We were held hostage to the continuing process of delay and kicking the can down the road in Europe as they dealt with the Greek debt issues.  Then as soon as they come to an agreement on restructuring Greece’s debt, Spain replaces them in the headlines.   We also bore witness to perhaps the most telling trend that occurred in 2011 that was precipitated by a cart vendor in Tunisia setting himself on fire – dubbed the “Arab Spring” by the press.  It was a protest movement around the world where the dissatisfied populace no longer wanted to be the silent majority and started to voice their desire for change (In some cases toppling governments along the way).   The Arab Spring, The Occupy Movement, Dissatisfaction with Putin’s election were all incorporated into Time magazine’s “Man of the Year – The Protester”.  However, through it all corporations increased their earnings, raised dividends, started hiring more people, improved their balance sheets and the base economy started looking a little bit better.

Interest rates stayed low for the year, and the US Federal Reserve has indicated that they will continue to keep an accommodative stance into 2014.   The rates of returns from US fixed income securities have been so low on a historical basis that we have kept our allocation low in this sector.  Where possible we have increased yield by investing in higher yielding bonds form governments who are still rated Triple A.  In addition we have kept our average maturity shorter than the often quoted ten-year treasury.  One of the biggest concerns we have for the long term is the continuing accumulation of public sector debt levels that will be unsustainable out into the future. The hopes for economic growth that will raise revenues enough to pay back those obligations we believe will need a healthy dose of inflation as well unless we chose to someday do a Greek style “restructuring”.  Until we see evidence to convince us otherwise we believe our allocation to straight fixed income securities will remain low.

The commercial Real Estate market has seen vacancy rates slowly start to work their way down and additional space is not being added except on an as needed basis.  The residential markets remain mixed with the national statistics showing a continuing decline in values, although at a substantially slower pace.  Our exposure to Real Estate will remain focused on those areas where we see either a demographic trend creating significant demand, or large barriers to replacement.  This area does provide us with very nice cash flow from dividends which gives us the patience to wait for rents to increase and justify higher valuations.

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence.  Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based.  Adding to that asset allocation is our own proprietary research and analytical tools that are the hall marks of our “common sense investing” for the long term.

0746-NLD-5/15/2012

Thank you for your continued confidence and the opportunity to manage the Fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Blake Todd

Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights

Distributors, LLC.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until May 27, 2013, to ensure that the net annual fund operating expenses will not exceed 1.19% for Class A, and 1.95% for Class C, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call

559.375.7500.

Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment- grade, fixed-rate, taxable bond market of SEC-registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fix income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large- cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Two Oaks Diversified Growth and Income Fund was ranked 38 out of 704 in the Mixed-Asset Target Allocation Growth funds based on total return for the 3 years ending 3/31/2012 according to Lipper Analytical Services Inc. and 185 out of 613 in the Mixed- Asset Target Allocation Growth funds based on total return for the 5 years ending 3/31/2012 according to Lipper Analytical Services Inc.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Ratings stated are for the A share class only; other classes may vary.

0746-NLD-5/15/2012

Two Oaks Diversified Growth and Income Fund (Unaudited)

Growth of $10,000

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays Capital Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual operating expenses are 1.19%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Two Oaks Diversified Growth and Income Fund

Investment Performance For Periods Ended March 31, 2012 (Unaudited)

(1)

Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2012.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS		March 31, 2012
Shares	Security	Fair Value
	COMMON STOCK - 54.73%
	CHEMICALS - 4.45%
2,500	Ecolab, Inc.	$ 154,300
21,900	Rentech Nitrogen Partners LP*	607,506
		761,806
	COSMETICS - 2.26%
20,000	Avon Products, Inc.	387,200

	CONGLOMERATES - 3.52%
30,000	General Electric Co.	602,100

	ENVIRONMENTAL CONTROL - 0.65%
3,200	Waste Management, Inc.	111,872

	FOOD - 2.71%
10,000	Campbell Soup Co.	338,500
2,300	McCormick & Co., Inc.	125,189
		463,689
	INVESTMENT COMPANIES - 1.15%
30,000	NGP Capital Resources Co.	196,500

	INVESTMENT MANAGEMENT - 3.81%
10,000	T Rowe Price Group, Inc.	653,000

	MACHINERY - 3.49%
1,100	Caterpillar, Inc.	117,172
4,000	Cummins, Inc.	480,160
		597,332
	MEDICAL - 3.58%
10,000	Abbott Laboratories	612,900

	OIL & GAS - 7.06%
10,000	ConocoPhillips	760,100
20,000	Enerplus Corp.	448,400
		1,208,500
	PHARMACEUTICALS - 2.63%
10,000	Teva Pharmaceutical Industries Ltd. - ADR	450,600

The accompanying notes are an integral part of these financial statements.
Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2012
Shares	Security	Fair Value
	PIPELINES - 2.50%
25,000	Crosstex Energy LP	$ 427,250

	RETAIL - RESTAURANTS - 5.75%
8,000	McDonald's Corp.	784,800
40,000	Wendy's Co.	200,400
		985,200
	TELECOMMUNICATIONS - 8.86%
11,000	Harris Corp.	495,880
20,000	Nokia Corp. - ADR	109,800
30,000	Portugal Telecom, SGPS - ADR	162,300
11,000	Qualcomm, Inc.	748,220
		1,516,200
	WATER - 2.31%
50,000	Consolidated Water Co. Ltd.	395,500

	TOTAL COMMON STOCK	9,369,649
	( Cost - $8,687,490)

	PREFERRED STOCK - 3.54%
	BANKS - 3.54%
30,000	Bank of America Corp., 4.00%	606,000
	( Cost - $580,686)

	REAL ESTATE INVESTMENT TRUSTS - 23.30%
	APARTMENTS - 3.30%
4,800	Apartment Investment & Management Co. - Preferred, 8.00%	121,200
17,700	Apartment Investment & Management Co. - Cl. U - Preferred, 7.75%	444,270
		565,470
	DIVERSIFIED - 12.36%
10,000	Digital Realty Trust, Inc.	739,700
35,000	Entertainment Properties Trust - Convertible Preferred, 5.75%	729,750
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	438,744
5,000	Plum Creek Timber Co., Inc.	207,800
		2,115,994
	HEALTH CARE - 2.58%
20,000	Senior Housing Properties Trust	$ 441,000
Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2012
Shares	Security	Fair Value
	MANUFACTURED HOMES - 0.24%
1,950	American Land Lease, Inc. - Preferred, 7.75%	$ 40,950

	OFFICE PROPERTY - 4.82%
20,000	CommonWealth REIT	372,400
6,000	CommonWealth REIT - Convertible Preferred, 6.50%, Series D	128,160
14,000	Corporate Office Property Trust	324,940
		825,500

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	3,988,914
	( Cost - $3,730,472)

	MORTGAGE BACKED SECURITIES - 0.44%
73,882	Freddie Mac REMICS, 5.75%, Due 7/15/2035	75,319
	( Cost - $74,008)

Principal Amount
	CORPORATE BONDS - 6.53%
	AEROSPACE/DEFENSE - 1.80%
$ 300,000	L-3 Communications Corp. - 4.75%, Due 7/15/2020	308,391

	SEMICONDUCTORS - 3.20%
476,000	Intel Corp. - Convertible, 2.95%, Due 12/15/2035 - 144A	547,400

	SOFTWARE - 1.53%
250,000	Microsoft Corp., 3.00%, Due 10/1/2020	262,703

	TOTAL CORPORATE BONDS	1,118,494
	( Cost - $1,013,367)

	SOVEREIGN BONDS - 10.42%
350,000	Australia Government Bond, 4.25%, Due 7/21/2017	372,961
500,000	Australia Government Bond, 5.25%, Due 3/15/2019	563,721
400,000	Canadian Government Bond, 2.00%, Due 12/1/2014	407,619
500,000	New Zealand Government Bond, 5.00%, Due 3/15/2019	438,585
	TOTAL SOVEREIGN BONDS	1,782,886
	( Cost - $1,732,485)

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2012
Shares	Security	Fair Value
	SHORT-TERM INVESTMENTS - 0.94%
161,653	Dreyfus Institutional Reserve Money Fund -
	Premier Shares, 0.00% (a)	161,653
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $161,653)

	TOTAL INVESTMENTS - 99.90%
	( Cost - $15,980,161)(b)	$ 17,102,915
	OTHER ASSETS LESS LIABILITIES - 0.10%	17,492
	NET ASSETS - 100.00%	$ 17,120,407

*Non-Income producing security.

REMIC - Real Estate Mortgage Investment Conduit
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2012.
ADR - American Depositary Receipt
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,961,250 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized Appreciation:	$ 1,737,713
Unrealized Depreciation:	(596,048)
Net Unrealized Appreciation:	$ 1,141,665

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENT OF ASSETS AND LIABILITIES	March 31, 2012

Assets:
Investments in Securities at Fair Value
(Identified cost $15,980,161)	$ 17,102,915
Foreign Currency at Fair Value (Cost $58,112)	57,641
Receivables:
Capital Stock Sold	12,315
Dividends and Interest	59,118
Due From Adviser	11,415
Prepaid Expenses and Other Assets	11,724
Total Assets	17,255,128

Liabilities:
Payable for Securities Purchased	110,800
Fees payable to other affiliates	2,825
Accrued Distribution Fees	2,873
Other Accrued Expenses and Liabilities	18,223
Total Liabilities	134,721

Net Assets	$ 17,120,407

Class A Shares :
Net Asset Value Per Share
($17,120,407/1,566,173 shares)	$ 10.93

Offering Price Per Share ($10.93/0.9425)	$ 11.60

Composition of Net Assets:
At March 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 16,403,381
Accumulated Undistributed Net Investment Income	103,103
Accumulated Net Realized Loss From
Security Transactions	(508,268)
Net Unrealized Appreciation on Investments
and Foreign Currency Translations	1,122,191
Net Assets	$ 17,120,407

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income
STATEMENT OF OPERATIONS	For the Year Ended March 31, 2012

Investment Income:
Dividend Income (net of $5,596 foreign taxes)	$ 459,964
Interest Income	80,453
Total Investment Income	540,417

Expenses :
Investment Advisory Fees	74,650
Distribution Fees	37,279
Service Fees	31,614
Administration Fees	23,300
Printing Expenses	17,238
Audit Fees	15,062
Transfer Agent Fees	12,776
Fund Accounting Fees	11,853
Trustee Fees	11,566
Chief Compliance Officer Fees	9,742
Legal Fees	8,949
Custody Fees	4,276
Registration & Filing Fees	3,896
Insurance Expense	968
Miscellaneous Expense	865
Total Expenses	264,034
Less: Fees Waived by Adviser	(86,306)
Net Expenses	177,728
Net Investment Income	362,689

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions :
Net Realized Gains From Security and Foreign
Currency Transactions	1,110,733
Net Change in Net Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Translations	(546,938)
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	563,795

Net Increase in Net Assets
Resulting From Operations	$ 926,484

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
Operations:
Net Investment Income	$ 362,689	$ 328,202
Net Realized Gain From Security and
Foreign Currency Transactions	1,110,733	831,462
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Transactions	(546,938)	804,465
Net Increase (Decrease) in Net Assets
Resulting From Operations	926,484	1,964,129

Distributions to Shareholders From:
Net Investment Income
Class A ($0.22 and $0.24 per share, respectively)	(315,398)	(303,254)

Capital Share Transactions:
Proceeds from Shares Issued
(303,490 and 189,542 shares, respectively)	3,078,786	1,840,646
Reinvestment of Dividends
(28,364 and 27,022 shares, respectively)	285,912	254,377
Cost of Shares Redeemed
(123,829 and 91,765 shares, respectively)	(1,238,028)	(879,960)
Total Capital Share Transactions	2,126,670	1,215,063

Total Increase (Decrease) in Net Assets	2,737,756	2,875,938

Net Assets:
Beginning of Year	14,382,651	11,506,713
End of Year*	$ 17,120,407	$ 14,382,651

*Includes accumulated undistributed
net investment income (loss) of:	$ 103,103	$ -

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Two Oaks Diversified Growth And Income Fund

	For the Year Ended March 31,
	2012	2011		2010		2009		2008

Net Asset Value,
Beginning of Year	$ 10.59	$ 9.33		$ 6.59		$ 10.32		$ 11.57

Income (Loss) From Operations:
Net investment income (loss)	0.25	0.26		0.30		0.23		0.38
Net gain (loss) from securities
(both realized and unrealized)	0.31	1.24		2.71		(3.69)		(0.67)
Total from operations	0.56	1.50		3.01		(3.46)		(0.29)

Distributions to shareholders from
Net investment income	(0.22)	(0.24)		(0.27)		(0.27)		(0.38)
Net realized capital gains	-	-		-		-		(0.51)
Return of capital	-	-		-		-		(0.07)
Total distributions	(0.22)	(0.24)		(0.27)		(0.27)		(0.96)

Net Asset Value,
End of Year	$ 10.93	$ 10.59		$ 9.33		$ 6.59		$ 10.32

Total Return (b)	5.47%	16.43%		46.58%		(34.08)%		(2.88)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 17,120	$ 14,383		$ 11,507		$ 8,204		$ 12,697
Ratio of expenses to average net assets,
before reimbursement	1.77%	1.19%	(d)	1.19%	(d)	1.19%	(d)	1.19%	(d)
net of reimbursement	1.19%	1.19%		1.19%		1.19%		1.19%
Ratio of net investment income
to average net assets ( c)	2.44%	2.65%		3.69%		2.74%		3.33%
Portfolio turnover rate	45%	75%		84%		58%		71%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Prior to reorganiztion to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS                                                                           March 31, 2012

1.

ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II, (the “Trust”), and a Delaware statutory trust organized on August 26, 2010. The Fund was organized to acquire all of the assets of the Montecito Fund (the “Predecessor Fund”), a series of The Santa Barbara Group of Mutual Funds, Inc. (the “Predecessor Company”), a Maryland corporation, effective August 4, 2011 (the “Reorganization”). The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.  The investment objective of the Fund is long-term growth of capital.

On July 29, 2011, The Board of Trustees of The Santa Barbara Group of Mutual Funds, Inc. (the “Predecessor Trust”) held a Special Meeting of the Shareholders of the Montecito Fund (the “Predecessor Fund”), a series of the Predecessor Trust for the purpose of approving an Agreement and Plan of Reorganization dated July 18, 2011 by and among the Predecessor Trust, on behalf of the Predecessor Fund, Northern Lights Fund Trust II (the “Trust”), on behalf of its newly created series the Two Oaks Diversified Growth and Income Fund (the “Fund”), and Hillcrest Wells Advisors, LLC, the investment advisor to the Predecessor Fund and the Fund regarding the proposed reorganization of the Predecessor Fund with and into the Fund (the “Plan of Reorganization”). Under the Plan of Reorganization, the Predecessor Fund would transfer all of its assets and liabilities to the Fund, in exchange for a number of Fund shares equivalent in class, number and value to shares of the Predecessor Fund outstanding immediately prior to the closing date, followed by a distribution of those shares to Predecessor Fund shareholders so that each Class A Predecessor Fund shareholder would receive Class A shares of the Fund equivalent to the number of Predecessor Fund shares held by such shareholder on May 31, 2011.  The Advisor is responsible for the expenses incurred in connection with the Plan of Reorganization.

At the close of business May 31, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 1,363,989.817 Class A shares of beneficial interest of the Predecessor Fund.  Accordingly, shares represented in person and by proxy at the Special Meeting equaled 62.77% of the outstanding shares of the Predecessor Fund.  Therefore, a quorum was present for the Predecessor Fund.

On August 4, 2011, the Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund, in a tax-free exchange of shares and the subsequent liquidation of the Predecessor Fund (the “Reorganization”).  Since August 4, 2011, the Fund has been managed as a single, integrated portfolio.  As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Fund that are included in the Statement of Operations between August 4, 2011 and March 31, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Options and futures contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 9,369,649	$ -	$ -	$ 9,369,649
Preferred Stock	606,000	-	-	606,000
REITS	3,988,914	-	-	3,988,914
Mortgage Backed Securities	-	75,319	-	75,319
Corporate Bonds	-	1,118,494	-	1,118,494
Sovereign Bonds	-	1,782,886	-	1,782,886
Short-Term Investments	161,653	-	-	161,653
Total	$ 14,126,216	$ 2,976,699	$ -	$ 17,102,915

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

Derivative instruments include foreign forward exchange contracts entered into during the year ended March 31, 2012 for the purpose of settling foreign security transactions.  There were no realized or unrealized gains or losses on these contracts as of March 31, 2012.

*Please refer to the Portfolio of Investments for Industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after  the end  of the

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2011). The Fund identified its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

 was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”), effective August 4, 2011.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund.  For the period of August 4, 2011 through March 31, 2012, the Adviser earned advisory fees of $59,595.  Prior to August 4, 2011, investment advisory services were provided by Hillcrest Wells Advisors, LLC (“Hillcrest”).  For providing such services, Hillcrest received monthly fees calculated at the annual rate of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million.  For the year ended March 31, 2012, Hillcrest earned advisory fees of $15,055.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until May 27, 2013, so that the total annual operating expenses of the Fund do not exceed 1.19% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period of August 4, 2011 through March 31, 2012, the Adviser waived fees of $86,306, all of which will expire in 2015.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Prior to August 4, 2011, and under the terms of an Operating Service Agreement, Hillcrest provided, or arranged to provide, day-to-day operational services to the Fund. Under the terms of the Operating Service Agreement, the Fund paid Hillcrest a monthly fee calculated at the annual rate of 0.64% of average daily net assets.  For the period of April 1, 2011 through August 4, 2011, service fees of $31,614 were paid from the Fund to Hillcrest.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended March 31, 2012 the Fund incurred distribution fees of $37,279.

Prior to August 4, 2011, Capital Research Brokerage Services, LLC served as the distributor to the Fund.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2012, the Distributor received $61,490 in underwriting commissions for sales of shares, of which $11,839 was retained by the principal underwriter.

Trustees- Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2012 amounted to $10,453,022 and $6,482,993, respectively.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended was as follows:

For the Year Ended
	March 31, 2012	March 31, 2011
Ordinary Income	$ 315,398	$ 303,254
Long-Term Capital Gain	-	-
	$ 315,398	$ 303,254

On April 2, 2012, the Fund paid an ordinary income dividend of $0.04 per share to shareholders of record on March 30, 2012.

As of March 31, 2012, the components of distributable earnings/ (deficit) on a taxbasis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Unrealized	Total
Ordinary	Long-Term	& Late Year	Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	Depreciation	Earnings/(Deficits)
$ 84,192	$ -	$ (1,767)	$ (506,501)	$ 1,141,102	$ 717,026

The difference between book basis and tax basis unrealized appreciation (depreciation) and undistributed ordinary income is primarily attributable to adjustments for partnerships.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses of $1,767.

At March 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

2018
$ 506,501

Permanent book and tax differences are primarily attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss) and partnership and return of capital distributions adjustments, resulted in reclassification for the year ended March 31, 2012 as follows:

Paid in	Undistributed Net	Accumulated Net Realized
Capital	Investment Income	Loss from Security Transactions
$ (127)	$ 55,812	$ (55,685)

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                          March 31, 2012

6.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

7.

 SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Two Oaks Diversified Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Two Oaks Diversified Growth and Income Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Two Oaks Diversified Growth and Income Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 30, 2012

Two Oaks Diversified Growth and Income Fund

TRUSTEES & OFFICERS

     March 31, 2012 (Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	22	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors
Anthony H. Lewis Year of Birth: 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	22	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Year of Birth: 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	22	NONE
Randy D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	22	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC (since 2004); General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) (transportation development and consulting company) since 2001.

			22	NONE
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	President Since May 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since May 2011	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004)	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003.	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-723-8637.

FUND EXPENSES (Unaudited)                        March 31,  2012

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/11)	Ending Account Value (3/31/12)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/11-3/31/12)
Actual:
Class A	$1,000.00	$1,169.90	1.19%	$ 6.46
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,019.05	1.19%	$ 6.01

     *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Organizational meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 17, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (the “Fund”) and Two Oaks Investment Management, LLC (“Two Oaks” or the “Adviser”).

In advance of the May 17, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses ofthe Fund.  The materials also included detailed comparative information regarding the Predecessor Fund’s performance, due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund.

In considering the approval of the Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Two Oaks related to the proposed Investment Advisory Agreement with the Trust, including Two Oaks’ ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund as employees of the Predecessor Fund’s adviser and that would continue to perform services for the Fund as employees of Two Oaks, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of Two Oaks research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Two Oaks with respect to a series of important questions, including: whether Two Oaks was involved in any lawsuits or pending regulatory actions; whether Two Oaks’ management of other accounts would conflict with its management of the Fund; and whether Two Oaks has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Two Oaks of its practices for monitoring compliance with the Fund’s investment limitations, noting the adviser would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program.  The Board then reviewed the capitalization of Two Oaks based on information provided by and representations made by Two Oaks and concluded that Two Oaks was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance.  In assessing the portfolio management services to be provided by the Adviser, the Board, including the Independent Trustees, considered the past performance of the Predecessor Fund which, although advised by a different adviser, is advised by the same portfolio managers as the Fund would be.  After considering other factors relating to the Adviser’s and portfolio managers’ track record, the Board concluded that the overall performance of the Predecessor Fund under the management of the Adviser, was satisfactory

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by the Adviser with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that the Adviser had agreed to waive or limit its management fee and/or reimburse expenses at least until May 27, 2013, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the Adviser, particularly the portfolio managers, and the services to be provided to the Fund by the Adviser, the fees to be charged by the Adviser were reasonable.  The Board concluded that the advisory fees and expense cap for the Fund were reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Shareholder Meeting (Unaudited)

The Board of Directors of the Santa Barbara Group of Mutual Funds, Inc. (the “Predecessor Company”) held a Special Meeting of the Shareholders of the Montecito Fund (“Predecessor Fund”), a series of the Predecessor Company, on July 29, 2011 for the purpose of approving a Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”), dated July 18, 2011 by and among the Predecessor Company, on behalf of the Predecessor Fund, Northern Lights Fund Trust II (the “Trust”), on behalf of its newly created series the Two Oaks Diversified Growth and Income Fund (the “Fund”), and Hillcrest Wells Advisors, LLC, the investment advisor to the Predecessor Fund and Two Oaks Investment Management, LLC, the investment advisor to the Fund (the “Advisor”).

At the close of business May 31, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 1,363,989.817 Class A shares of beneficial interest of the Predecessor Fund.  Accordingly, shares represented in person and by proxy at the Special Meeting equaled 62.77% of the outstanding shares of the Predecessor Fund.  Therefore, a quorum was present for the Predecessor Fund.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

For Approval:  856,254.015 shares voted

Against Approval:  0.00 shares voted

Abstained:  0.00 shares voted

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC

7110 North Fresno Street, Suite 450

Fresno, CA 93720

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about the Two Oaks Diversified Growth And Income Fund, including charges and expenses, please call (800) 723-8637 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND Annual Report March 31, 2012

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $13,000

(b)

Audit-Related Fees

2012 – None

(c)

Tax Fees

2012 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

6/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

6/11/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/11/12